UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 17, 2008

City National Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10521	95-2568550
(Commission File Number)	(IRS Employer Identification No.)

City National Center
400 North Roxbury Drive, Beverly Hills, California	90210
(Address of Principal Executive Offices)	(Zip Code)

(310) 888-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2008, the Boards of Directors (the “Board”) of City National Corporation (the “Corporation”) and City National Bank (the “Bank”) (collectively, the “Company”), upon the recommendation of the Board’s Compensation, Nominating & Governance Committee, approved amendments (the “Amendments”) to the Bank’s 2000 Executive Deferred Compensation Plan (the “Executive Plan”) and 2000 Director Deferred Compensation Plan (the “Director Plan”) (collectively, the Executive Plan and the Director Plan are referred to herein as the “Deferred Compensation Plans”) and the Company’s 1995 Omnibus Plan, Amended and Restated 2002 Omnibus Plan and 2008 Omnibus Plan (collectively, the “Omnibus Plans”) (collectively, the Deferred Compensation Plans and the Omnibus Plans are referred to herein as the “Plans”).  The Amendments to the Plans were made primarily to achieve compliance with, or exemption from, Section 409A of the Internal Revenue Code of 1986, as amended, and the final regulations issued thereunder (“Section 409A”).

The Amendments to the Deferred Compensation Plans provide that any amounts deferred and vested on December 31, 2004 and earnings thereon (the “grandfathered amounts”) are not subject to the terms of the Amendments.  The Amendments to the Deferred Compensation Plans add that any changes made to the form or timing of distributions will cause a five year delay in the distribution of “un-grandfathered” balances.  Other terms of the Deferred Compensation Plans were amended where needed to satisfy Section 409A requirements and to clarify that deferred amounts may only be distributed upon a permissible payment event under Section 409A, such as separation from service, disability, death, a time or fixed schedule, a change in control, or the occurrence of an unforeseeable emergency.  The Executive Plan was amended to add a “Profit Sharing Make-Up Contribution.”  The Bank will make a contribution to the account of each participant whose Profit Sharing Plan employer contribution was reduced as a result of deferrals to the Executive Plan.  The Director Plan was amended to delete the acceleration of distributions upon a change in control of the Company, other than grandfathered amounts.  Amendments to the Plans included adding a six-month delay for certain payments following the separation from service of certain key employees and a 409A compliant definition of “separation from service.”  The Amendments to the Plans are effective January 1, 2009.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Also, on December 17, 2008, the Board of the Corporation, upon the recommendation of the Board’s Compensation, Nominating & Governance Committee, approved and adopted amendments to the Corporation’s Bylaws, which changes were effective immediately upon approval.  The Corporation’s Bylaws have been restated to effect these amendments.  The description below of the amendments to the Bylaws is qualified in its entirely by the Corporation’s new Bylaws, a copy of which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

The amendments to the Bylaws include amendments to:

•                  Article II - Meetings of Stockholders:

•                  Provide that nominations and business may only be properly brought before the annual stockholder meeting if the action is specified in the Corporation’s notice of meeting; or requested by a stockholder who complies with the informational and procedural requirements of the Bylaws;

•                  Clarify that business may only be brought before a special stockholder meeting pursuant to the Corporation’s notice of meeting; and provide that in the event the Board determines to hold a special meeting to elect directors, director nominations may only be made by a stockholder who complies with the informational and procedural requirements of the Bylaws;

•                  Provide for advance notice of stockholder proposed business and director nominations to be made at annual stockholder meetings of not more than 120 and not less than 90 days prior to the first anniversary of the preceding year’s annual meeting, with certain specified adjustments;

•                  Provide for advance notice of stockholder proposed director nominations in the event of a special stockholder meeting held to elect directors of not more than 120 and not less than 90 days prior to the date of the meeting, with appropriate adjustments for situations in which less than 100 days advanced notice of the meeting is given;

•                  Provide disclosure requirements for stockholders that seek to bring stockholder proposed business and director nominations before stockholder meeting;

•                  Add provision to require that any proposed director nominee complete a customary director questionnaire as well as a representation agreement;

•                  Adds procedures for conducting stockholder meetings; and

•                  Adds procedures in the event of a written consent action.

•                  Article III – Directors:

•                  Conforms Board size to terms of the Corporation’s Restated Certificate of Incorporation and provides that a majority of the whole Board sets the size of the Board within the specified range;

•                  Provide that directors appointed to fill vacancies serve for the full term of the class to which they are appointed;

•                  Require a majority of the Board to call a special meeting; and

•                  Add procedural matters for conduct of Board action.

•                  Article IV – Notices:

•                  Provide increased flexibility for manner in which notice is given for stockholder and director meetings given recent changes in Delaware law.

•                  Article VIII – Indemnification:

•                  Clarify that director indemnification rights cannot be terminated, amended or revised to the disadvantage of directors for actions or omissions that precede the attempted termination, amendment or revision; and provide for mandatory use of independent counsel to determine whether the indemnity claimant has met the standard of conduct required to obtain indemnification following a change-in-control.

Item 9.01.	Financial Statements and Exhibits.

	(d)	Exhibits

The following exhibit is filed herewith:

	Exhibit No.	Description

	3.2	Bylaws of City National Corporation (as amended and restated)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY NATIONAL CORPORATION

December 22, 2008	/s/ Michael B. Cahill
Michael B. Cahill
Executive Vice President,
Corporate Secretary and General Counsel
(Authorized Officer)